EQ ADVISORS TRUST

SUPPLEMENT DATED OCTOBER 10, 2007 TO THE PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION DATED MAY 1, 2007, AS REVISED AND SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus and Statement of Additional Information, dated May 1, 2007, as revised and supplemented, of EQ Advisors Trust (“Trust”), regarding certain Portfolios of the Trust. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

Information Regarding

EQ/AllianceBernstein Intermediate Government Securities Portfolio

Sean Kelleher replaces Kewjin Yuoh as Portfolio Manager of the Portfolio. The second paragraph of in the section “Who Manages the Portfolio” is replaced with the following:

Sean Kelleher, Director of Liquid Markets Fixed Income team at AllianceBernstein, is responsible for the day-to-day management of the Portfolio. He joined AllianceBernstein’s Liquid Markets team in 1999 as a Vice President in Portfolio Management and has had portfolio management responsibilities for the past eight years.